   As filed with the Securities and Exchange Commission on April 2, 2002

                                                        File No. 33-13530
                                                                 811-5115

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Post-Effective Amendment No. 18       [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 20         [X]

                       (Check appropriate box or boxes)

              LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.
              (Exact name of registrant as specified in charter)
                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Principal Executive Offices - Zip Code)
       Registrant's Telephone Number, including Area Code (260)455-2000

                             Elizabeth Frederick, Esq.
                    Lincoln National Life Insurance Company
                                1300 S. Clinton St.
                               Fort Wayne, IN 46802
                    (Name and Address of Agent for Service)




                       Copies of all communications to
                           Jeffrey S. Puretz, Esq.
                                  Dechert
                            1775 Eye Street, N.W.
                           Washington, D.C. 20006


                         Fiscal year-end: December 31

It is proposed that this filing will become effective:
               Immediately upon filing pursuant to paragraph (b)
            X  On May 1, 2002 pursuant to paragraph (b)
               60 days after filing pursuant to paragraph (a)(1) On ___________ pursuant to paragraph (a)(1)
               75 days after filing pursuant to paragraph (a)(2) On pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS


SUBJECT                                      PAGE
--------------------------------------------------
Summary Description of the Fund              GAA-2
Investment Strategies                        GAA-3

Other Strategies                             GAA-5
Risks of Investment Strategies               GAA-5
Investment Adviser and Portfolio Manager     GAA-7
General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2002


                                                                           GAA-1
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SUMMARY DESCRIPTION OF THE FUND

The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its investment objective by buying and holding (investing in) three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund invests in securities of both U.S. and foreign issuers. The fund's investment strategy is to vary the amount invested (1) in each category and (2) in specific types (sectors) of securities within each category, based on ongoing evaluations of which category and sectors world-wide provide the best opportunity to meet the fund's investment objective.


The fund generally invests primarily in the stock and debt obligations categories. The stock category consists of stocks of (1) large, medium, and small-sized U.S. companies, (2) foreign companies whose primary location and business is outside the U.S., and (3) rapidly-growing companies in developing and less developed foreign countries (emerging markets).



The debt obligations category primarily consists of a diverse group of U.S. debt obligations. These securities include high-quality investment-grade bonds issued by U.S. companies and obligations issued or guaranteed by the U.S. Government. The fund also invests in investment-grade debt obligations issued by non-U.S. companies and foreign governments and governmental or supranational agencies. The fund also invests a small percentage of its assets in debt obligations rated below investment grade (junk bonds, including emerging markets bonds).


The money market category consists of a diversified group of high-quality short-term money market securities of both U.S. and foreign issuers that mature within one year from date of purchase.

The fund may engage in derivative transactions, such as futures, options and swap contracts. Derivatives may be used to gain market exposure in an asset class while hedging risk.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- the value of the fund's shares will depend on the categories and sectors of investment in which the fund invests, and poor timing when selecting the size, categories and sectors of investment could cause the value of the fund's shares to fall;


- investing in the stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with investing in the stocks of larger, more mature, well-known companies including greater and more rapid fluctuations in the value of these stocks, and, therefore, the fund's shares;



- the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk), and you could lose money;



- because the fund invests in a small amount of junk bonds, the fund involves more interest rate risk and credit risk and, therefore, more risk of loss than that normally associated with a fund that invests only in investment-grade debt obligations;


- investing in securities of foreign issuers involves additional risks, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions;


- the fund invests a small amount in securities of issuers in emerging markets. This fund investment involves a greater risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions than investing in securities of issuers in developed markets;



- the fund's investment in money market securities is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and


- investing in derivatives involves special risks including inability to terminate or sell positions, unexpected price movements, illiquid secondary markets, and risk that a counterparty will not meet its obligations; leveraged derivative transactions may further magnify losses.

                                   *   *   *

The bar chart and table that follow provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:


- changes in the fund's performance from year to year; and


- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect

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variable contract expenses. If reflected, the returns shown would be lower.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1992                                    6.43
1993                                   17.28
1994                                   -1.82
1995                                   23.95
1996                                   15.04
1997                                   19.47
1998                                   13.50
1999                                   11.33
2000                                   -5.44
2001                                   -7.88


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.



The fund's lowest return for a quarter occurred in the third quarter of 2001 at:
(10.43)%.



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/01)



                                                                                SSB WORLD
                                                 LEHMAN                         GOVERNMENT
                                                BROTHERS                         NON-U.S.
                 GLOBAL                         AGGREGATE        MSCI           (UNHEDGED)
                 ASSET            S&P 500         BOND           EAFE              BOND
PERIOD BACK    ALLOCATION         INDEX*         INDEX*         INDEX*            INDEX*
--------------------------------------------------------------------------------------------
1 year               -7.88%           -11.87%     8.44%             -21.21%           -0.99%
5 year                5.62%            10.73%     7.43%               1.17%            2.16%
10 year               8.68%            12.97%     7.23%               4.76%            5.32%



 * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks. The Lehman Brothers Aggregate Bond Index is Lehman Brothers' index of U.S. government, government agency, and corporate bonds, and also includes mortgage-backed securities. The MSCI EAFE Index is Morgan Stanley Capital International's aggregate index produced from the national stock market indices from Europe, Australasia and the Far East. Solomon Smith Barney, Inc. produces the SSB World Government non-U.S. (unhedged) Bond Index. All four are widely-recognized unmanaged indexes reflecting the prices of the types of securities included in the index.


The fund invests in three categories of securities, each of which includes securities issued by U.S. or foreign issuers. None of the four investment performance indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See Investment Strategies for a description of a hypothetical benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term total return (capital gains plus current income) consistent with preservation of capital.

The fund pursues its objective by buying and holding (investing in) three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund invests in securities of both U.S. and foreign issuers. The fund's investment strategy is to vary the amount invested (1) in each category and (2) in specific types of securities (sectors) within each category, based on ongoing evaluations of which category and securities world-wide provide the best opportunity to meet the fund's investment objective.

The fund continuously adjusts the mix of investments among and within the three categories in an effort to:


- reduce fluctuations in the value of the fund's shares and control the level of risk during unfavorable market conditions; and


- take advantage of the potential for greater returns in one category or sector versus another.

The fund uses computer-based analyses of critically important global economic and market factors, including corporate earnings growth, interest rates, inflation and political trends and developments, to help decide how much will be invested in each of the three categories of investment and which specific types of securities will be bought or sold within each category.


One of the ways the fund evaluates the success of its investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. In the past, the hypothetical benchmark portfolio was constructed in the following manner: 50% - S&P 500 Index; 30% - Lehman Brothers Aggregate Bond Index; 10% - MSCI EAFE Index; 10% - SSB World Government non-U.S. (unhedged) Bond Index. Currently, the fund is compared to a hypothetical benchmark constructed in the following manner: 50% - S&P 500 Index; 40% - Lehman Brothers Aggregate Bond Index; 10% MSCI EAFE Index. The fund's investment strategy is expected to be more closely aligned with the new benchmark.


STOCK CATEGORY

- U.S. EQUITIES -- The stock category may hold stocks of U.S. companies of any size. The stock category's


                                                                           GAA-3
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  holdings are expected to consist primarily of stocks of large U.S. companies, which are companies with market capitalizations equivalent to those companies included in the S&P 500 Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2001, the average market capitalization of the S&P 500, a broad based market index representative of larger, typically more financially stable companies, was $105 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion.


- INTERNATIONAL EQUITIES -- The non-U.S. companies in which the fund may invest include companies that are organized outside of the U.S., or that have a majority of their assets or earn a majority of their operating income outside the U.S. The fund may invest in stocks of rapidly growing non-U.S. companies in so-called "emerging market" countries, which are countries that (a) are considered to be in the initial stages of its industrialization cycle, and (b) have low per capita gross national product. In selecting stocks of non-U.S. companies, the fund seeks to identify high-quality stocks that appear to be undervalued compared to other stocks, in countries with relatively attractive stock market valuations and economic outlook.

The fund seeks to invest in (i) growth stocks, which are stocks of companies whose earnings and/or revenues are growing faster than the average expected growth rate of companies in the same industry, (ii) value stocks, which are stocks of companies believed to be undervalued in the market relative to their industry peers, or (iii) stocks with characteristics of both (i) and (ii) above.

As a general matter, the fund compares its current stock investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

DEBT OBLIGATIONS CATEGORY
The debt obligations category may hold U.S. and international debt obligations.


- U.S. FIXED-INCOME -- The debt obligations in which the fund may invest consist primarily of investment-grade debt obligations of U.S. companies or the U.S. government, its agencies or instrumentalities, mortgage-backed and asset-backed securities, convertible securities, and high yield bonds (junk bonds). All debt obligations in this category are denominated in U.S. dollars at the time of purchase. U.S. fixed-income securities primarily include debt obligations with maturities of less than 40 years. Investment grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if not rated, are judged by the fund to be of comparable quality. See the General Statement of Additional Information (SAI) Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investment Services, Inc. and Standard & Poor's Corp., and a description of U.S. government obligation.


- INTERNATIONAL FIXED-INCOME -- The international fixed-income securities in which the fund may invest consist primarily of investment-grade debt obligations issued by foreign governments and governmental and supranational agencies, and non-U.S. corporations. The fund also may invest in below-investment grade (junk bonds) debt obligations of non-U.S. corporations domiciled in developed countries, and governments, government agencies and corporations domiciled in less-developed countries. Most debt obligations in this category are denominated in currencies other than U.S. dollars at the time of purchase and are principally traded in foreign markets.

The fund selects: (i) individual securities with valuations that are attractive relative to the securities' underlying characteristics, including credit quality, call/prepayment features and covenant protection; (ii) categories of debt obligations with valuations that are attractive relative to other categories of debt obligations (such as government bonds versus corporate bonds, AA-rated versus A-rated issues, or one foreign country versus another), or (iii) debt obligations with maturities likely to benefit from expected changes in interest rates in the country where the securities trade, or in foreign currency exchange rates.

MONEY MARKET CATEGORY
The money market category includes money market instruments issued by U.S. and foreign issuers, consisting of certificates of deposit and bankers' acceptances of major banks, high-grade, short-term municipal obligations, U.S. Government securities and related repurchase agreements, high-grade commercial paper and other corporate obligations.

CATEGORY LIMITS

As a general matter and under normal circumstances, the fund will be invested in at least 10% international equities or fixed-income.


The Fund will not invest:


- More than 85% of its total assets in U.S. large-cap equities;


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- More than 35% of its total assets in U.S. mid-cap or U.S. small-cap equities;



- More than 45% of its total assets in international equities with a limit of 10% of total assets in emerging markets (debt or stock); and



- More than 70% of its total assets in fixed income (international and domestic); in addition, no more than 35% of its total assets in U.S. medium-grade debt and no more than 15% of its total assets in lower-rated securities (debt or stock).



The fund expects its annual portfolio turnover rate to average approximately 150% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 186% in 2001 and 154% in 2000. The turnover rate was higher in 2001 due to restructuring the portfolio.


OTHER STRATEGIES

The fund may engage in derivative transactions, such as futures, options, and swap contracts. Derivatives may be used to gain market exposure in an asset class while hedging risk. Derivative transactions involve financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes, or currencies. The fund may engage in derivative transactions for both hedging and non-hedging purposes. However, the fund also may choose not to engage in derivative transactions, based on its evaluation of market conditions or the availability of suitable derivative transactions.


When conditions indicate a temporary defensive strategy may be appropriate, or during periods when the fund is re-assessing its investment strategy, the fund may invest up to 50% of its assets in both the money market category and the U.S. fixed-income category of the debt obligations category. The fund, in so doing, would not be pursuing its investment objective.



The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.



RISKS OF INVESTMENT STRATEGIES


The fund's investment strategy is to vary the amount invested among the various sub-categories of the three categories of securities. Therefore, the value of the fund's shares held under your contract depends on:

- the performance of each category, and sub-category (where applicable); and

- the amount of the fund's total assets invested in each category and sub-category (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:

- the securities in one of the fund's categories or sub-categories do not perform as well as securities in the other categories or sub-category;

- the fund invests large amounts in a category or sub-category that does not perform as well as the other categories or sub-category; and

- when selecting categories and sub-categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category or sub-category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.


Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.



Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in


                                                                           GAA-5
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the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.


Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.



Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.



If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.


Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.


Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.


Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing,

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and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. See the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.



Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. See the fund's SAI and the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in engaging in derivative transactions.


You may consider choosing this fund for investing some portion of your contract assets if (1) you are seeking to invest in stocks issued by companies located around the world, including emerging markets, but want to lower the risks involved by also investing in debt obligations and money market securities, and
(2) you are comfortable with a professional money manager determining the timing and amount of the investment in each of the investment categories and sectors.

INVESTMENT ADVISER AND PORTFOLIO MANAGER


The fund's investment adviser is Delaware Management Company (DMC). You can find information about DMC in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser. DMC is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-adviser, Putnam Investment Management, LLC (Putnam). Putnam's address is One Post Office Square, Boston, Massachusetts 02109.



Putnam is responsible for the day-to-day management of the fund's securities investments. Putnam, founded in 1937, is one of the oldest and largest investment management firms in the U.S. Putnam manages in excess of $314 billion on behalf of institutions and individuals through separately-managed accounts, pooled funds, and mutual funds. Putnam's Global Asset Allocation Team has primary responsibility for the day-to-day management of the fund and all decisions concerning the size and amount of the investment in each investment category. Putnam's investment teams are responsible for specific investment categories and sectors and make all recommendations and decisions regarding the purchase and sale of individual securities.

                                                                           GAA-7
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THIS PAGE WAS INTENTIONALLY LEFT BLANK.

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GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE


Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:



- adding the values of all securities investments and other assets;



- subtracting liabilities (including dividends payable); and


- dividing by the number of shares outstanding.


The NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.


A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and


- equity securities, debt securities and other assets for which market quotations are not readily available, at their fair value as determined in good faith under the authority of each fund's Board of Directors.



The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, the fund's NAV must fairly reflect market value.



See the General Statement of Additional Information (SAI) Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.


MANAGEMENT OF THE FUNDS


Each fund's business and affairs are managed under the direction of its Board of Directors. The Board of Directors has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.



INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated. Prior to May 1, 2002, Delaware Lincoln Investment Advisers (DLIA) and Vantage Investment Advisers
(VIA) advised the funds. On or about May 1, 2002, DLIA and VIA, which, like DMC, are series of DMBT and part of the same investment


                                                                           GPD-1
advisory firm, transferred each of its rights and obligations under advisory agreements with the funds to DMC. The transfer, as described above, will not affect the investment personnel responsible for managing the funds' investments or any other aspects of the funds' operations.



DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.


Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:


FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% of the excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% of the excess over $400 million


--------------------------------------------------------------------------------


2001 ADVISORY FEES*
FUND                                 2001 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .72%
Bond                                                              .42
Capital Appreciation                                              .72
Equity-Income                                                     .73
Global Asset Allocation                                           .73
Growth and Income                                                 .32
International                                                     .84
Managed                                                           .38
Money Market                                                      .45
Social Awareness                                                  .34
Special Opportunities                                             .40



* Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. During 2001, the officers of the funds performed a comprehensive review of expenses paid by the funds since 1996. Following completion of that review, it was agreed that certain amounts would be reimbursed to the Bond Fund, the Growth and Income Fund, the Managed Fund, the Money Market Fund, the Social Awareness Fund, and the Special Opportunities Fund. To implement this reimbursement, accruals in the form of receivables were established for these funds at December 31, 2001 as follows: the Bond Fund ($159 thousand), the Growth and Income Fund
    ($831 thousand), the Managed Fund ($197 thousand), the Money Market Fund ($123 thousand), the Social Awareness Fund ($363 thousand), and the Special Opportunities Fund ($154 thousand). Furthermore, the advisory fees otherwise payable by these funds in the aggregate amount of $1,019,000 annually, will be waived, effective January 1, 2002, until further notice to the shareholders. The approximate amount of the annual fee waiver for each of these funds is as follows: the Bond Fund ($89 thousand), the Growth and Income Fund ($464 thousand), the Managed Fund ($110 thousand), the Money Market Fund ($68 thousand), the Social Awareness Fund ($203 thousand), and the Special Opportunities Fund ($86 thousand). The noted reimbursements and waivers were not included in, and therefore did not affect, any fund advisory fees paid in 2001.


GPD-2

--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES


Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.



Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receive a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.


The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;


- the SEC restricts trading on the NYSE;



- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value is not reasonably practicable; or


- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.


Each fund intends to qualify each year as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). Funds that qualify do not have to pay income tax so long as they distribute sufficient taxable income and net capital gains. Each fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. You will find more information about taxation in the General SAI Disclosure for the 11 funds.



Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the Prospectus for the variable account.


MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report upon request.


                                                                           GPD-3

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.


                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(1)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(2) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.(3)
12/31/01          $17.644     (0.043)     (5.119)    (5.162)     --        (3.111)   (3.111) $ 9.371 (33.29%)   0.81%  (0.40%)
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
Lincoln National Bond Fund, Inc.(5)
12/31/01          $11.891      0.747       0.349      1.096     (0.605)     --       (0.605) $12.382   9.18%   0.53%   5.96%
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.89%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.31%   0.53%   6.45%
Lincoln National Capital Appreciation Fund, Inc.
12/31/01          $25.345     (0.035)     (6.035)    (6.070)     --        (1.917)   (1.917) $17.358 (25.88%)   0.78%  (0.18%)
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.45%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.95%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.28%   0.89%   0.35%
Lincoln National Equity-Income Fund, Inc.
12/31/01          $17.443      0.197      (1.420)    (1.223)    (0.177)    (0.704)   (0.881) $15.339  (7.34%)   0.80%   1.23%
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.68%   1.02%   1.46%
Lincoln National Global Asset Allocation Fund, Inc.(5)
12/31/01          $14.782      0.316      (1.410)    (1.094)    (0.050)    (1.075)   (1.125) $12.563  (7.88%)   0.96%   2.38%
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.33%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
Lincoln National Growth and Income Fund, Inc.(4)
12/31/01          $43.249      0.309      (3.823)    (3.514)    (0.278)   (11.608)  (11.886) $27.849 (11.21%)   0.36%   0.94%
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.54%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.34%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
Lincoln National International Fund, Inc.
12/31/01          $13.769      0.212      (1.469)    (1.257)    (0.259)    (1.098)   (1.357) $11.155  (9.96%)   0.99%   1.74%
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.11%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.20%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.66%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/01               112% $  352,865
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
Lincoln National
12/31/01               712% $  556,894
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
Lincoln National
12/31/01                48% $1,125,648
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
Lincoln National
12/31/01               127% $  799,166
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
Lincoln National
12/31/01               186% $  322,310
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
Lincoln National
12/31/01                78% $2,916,463
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
Lincoln National
12/31/01                13% $  320,680
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229


GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(1)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(2) ASSETS ASSETS
--------------------------------------
Lincoln National Managed Fund, Inc.(5)
12/31/01          $16.918      0.443      (0.631)    (0.188)    (0.464)    (2.441)   (2.905) $13.825  (1.58%)   0.47%   2.93%
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.41%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.72%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.83%   0.42%   3.77%
Lincoln National Money Market Fund, Inc.
12/31/01          $10.000      0.397         N/A      0.397     (0.394)       N/A    (0.394) $10.003   4.06%   0.54%   3.75%
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.06%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.74%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.12%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.14%   0.59%   5.01%
Lincoln National Social Awareness Fund, Inc.
12/31/01          $37.208      0.227      (2.822)    (2.595)    (0.174)    (8.629)   (8.803) $25.810  (9.50%)   0.40%   0.75%
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.33%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
Lincoln National Special Opportunities Fund, Inc.
12/31/01          $25.846      0.431       0.098      0.529     (0.369)     --       (0.369) $26.006   2.16%   0.48%   1.65%
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.04%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.48%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/01               355% $  690,682
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
Lincoln National
12/31/01               N/A  $  430,205
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
Lincoln National
12/31/01                49% $1,274,803
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
Lincoln National
12/31/01                73% $  539,870
12/31/00                75% $  536,287
12/31/99                96% $  665,642
12/31/98                76% $  917,796
12/31/97                74% $  872,822



(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000, 1999 and 1998 for Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, International Fund, and Social Awareness Fund. The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000 and 1999 for Aggressive Growth Fund. The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000 for Bond Fund, Growth and Income Fund, Managed Fund and Special Opportunities Fund.



(2) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.



(3) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer, Inc. as the fund's sub-adviser.



(4) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisers as the sub-adviser of the fund.



(5) As required, effective January 1, 2001, the Bond Fund, Global Asset Allocation Fund and Managed Fund adopted the applicable provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income and the amortization of all premiums and discounts on debt securities (Global Asset Allocation Fund and Managed Fund only). The effect of these changes for the Bond Fund, Global Asset Allocation Fund and Managed Fund for the year ended December 31, 2001 was an increase (decrease) in net investment income per share of ($0.001), $0.002, and ($0.024), respectively, an increase (decrease) in net realized and unrealized gain (loss) per share of $0.001, ($0.002), and $0.024, respectively, and an increase (decrease) in the ratio of net investment income to average net assets of (.01%), .01%, and (.17%), respectively. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:


- unaudited semi-annual reports showing current investments and other information; and


- annual financial statements audited by the fund's independent auditors.


The funds' Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.



The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the


                                                                           GPD-5
variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

GPD-6

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                           GPD-7

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2002, into its Prospectus. Each fund will provide a free copy of its SAI upon request.



You can find further information about each fund's investments in the fund's Annual and Semi-Annual Reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report upon request.



For an SAI, Annual or Semi-Annual Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.


You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

GPD-8

LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.


The Statement of Additional Information (SAI) provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 2001 Annual Report. This SAI should be read in conjunction with the Prospectus of the Global Asset Allocation Fund dated May 1, 2002. You may obtain a copy of the fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS

SUBJECT                                    PAGE
-------------------------------------------------
Description of the Fund                   GAAF-2
Additional Investment Strategies and
Risks                                     GAAF-2

Strategic Portfolio Transactions          GAAF-3
Investment Restrictions                   GAAF-10
Portfolio Transactions and Brokerage      GAAF-11
General SAI Disclosure -- Important
Additional Information


May 1, 2002


                                                                          GAAF-1

DESCRIPTION OF THE FUND



Lincoln National Global Asset Allocation Fund, Inc. (fund), was incorporated in Maryland in 1987 as Lincoln National Putnam Master Fund, Inc. It operated under that name until 1994, when the present name was adopted in order to more adequately project the fund's global investment orientation. The fund is an open-end diversified management investment company whose investment objective is long-term total return consistent with preservation of capital. The fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. The fund may change its non-fundamental investment policies without prior shareholder approval. See Investment Restrictions. There can be no assurance that the objective of the fund will be achieved. References to adviser in this SAI may include both Delaware Management Company (DMC) and Putnam Investment Management, LLC (Putnam) unless the context otherwise indicates.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies.


Unless otherwise stated in the Prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser and/or sub-adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed


CONVERTIBLE SECURITIES

These securities include investments in corporate bonds, notes or preferred stocks that can be converted into or exchanged for common stock.


FOREIGN INVESTMENTS AND DEPOSITARY RECEIPTS



The International Equities and International Fixed-Income sub-categories may each invest 100% of their respective assets in securities principally traded in foreign markets. The other portions of the fund may do so as well, but only up to the following percentages of their total assets: the money market category, 50%; all other portions, 10%. (Eurodollar certificates of deposit are excluded for purposes of these limitations.) As discussed in the fund's prospectus, foreign investments can involve risks not present in domestic investments. With respect to 65% of the assets allocated to each of the International Equities and International Fixed-Income sub-categories, the fund will hold securities in at least three countries outside the United States at all times.


As also discussed in the fund's prospectus, the fund may invest in securities of issuers located in countries considered to be emerging markets. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.


The fund may invest in depositary receipts which include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs) and Non-Voting Depositary Receipts (NVDRs). Depositary receipts represent the interests in underlying securities issued by a foreign company, but which are traded in a different market than the underlying security itself. For example, the foreign securities underlying ADRs are traded outside the United States and, therefore, ADRs provide a way to buy shares of foreign-based companies in the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. No more than 5% of the fund's assets will be invested in unsponsored depositary receipts. Issuers of the stock of such unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such depositary receipts.


U.S. FIXED-INCOME DEBT OBLIGATIONS


As a general matter, the value of debt obligations will fluctuate with changes in interest rates, and these fluctuations can be greater for debt obligations with longer maturities. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value. See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of Moody's and S&P.


GAAF-2

Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations
(CMOs). The mortgages involved could be those on commercial or residential real estate properties.


Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of other investment-grade debt obligations in response to changes in interest rates.


LOWER-RATED FIXED-INCOME SECURITIES. These types of securities include investments in U.S. and foreign fixed-income securities rated at the time of purchase below Baa by Moody's, or BBB by S&P, or their equivalents from other nationally recognized rating agencies, or if unrated, are determined by the sub-adviser to be of comparable quality, as long as, after the purchase, 15% or less of the fund's total assets would be invested in securities of that quality. The fund may take full advantage of the entire range of U.S. and foreign junk bonds, except that no more than 10% of fund assets may be in emerging market issues. In any event, the fund will not purchase securities rated at the time of purchase lower than Ca by Moody's or CCC by S&P, or their equivalents from other nationally recognized rating agencies, or, if unrated, determined by the sub-adviser to be of comparable quality, if as a result of the purchase more than 5% of the fund's total assets would be invested in securities of that quality.


STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the General SAI Disclosure for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE GLOBAL ASSET ALLOCATION FUND IS AUTHORIZED:

a) for derivative transactions, to: buy and sell foreign currency forward contracts; buy and sell foreign currency futures contracts; and buy exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. For hedging purposes, the fund may sell covered call options on foreign currencies. All of the foregoing may also be done as cross-hedging that is, using a currency different from the one in which the portfolio securities are denominated.

In addition, the fund may sell covered call and put options on equity and fixed-income (debt) securities of U.S. issuers; sell put and call options and buy put options on securities of U.S. issuers; buy and sell futures contracts and options on futures contracts with respect to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; buy and sell futures contracts and related options with respect to U.S. and foreign stock indices, foreign fixed-income securities and foreign currencies and engage in spread and straddle transactions.

b) for cash enhancement transactions, to: lend portfolio securities if such loans of securities do not exceed 25% of the fund's assets, and engage in repurchase transactions. Collateral will be continually maintained at least equal to the value of the loaned securities or of the repurchase price, as applicable.

OPTIONS AND FUTURES PORTFOLIO STRATEGIES


The fund may seek to increase its current return by writing covered call or put options with respect to some or all of the debt or equity securities of issuers in the United States (U.S. securities) held in its portfolio. In addition, by writing options and purchasing put options on U.S. securities, and purchasing and selling futures contracts and related options with respect to (1) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (2) stock indices, foreign fixed-income securities and foreign currencies, the fund may at times seek to reduce fluctuations in net asset value by hedging against either a decline or an increase in the value of U.S. securities or other securities owned by the fund. The fund, however, anticipates that net asset value will fluctuate to some degree. Expense and any losses resulting from these hedging strategies will tend to reduce the fund's current return.


                                                                          GAAF-3

The fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore no assurance can be given that the fund will be able to utilize these instruments effectively for the purposes stated previously. Furthermore the fund's ability to engage in options and futures contracts transactions may be limited by tax considerations. Although the fund will only engage in options and futures contracts transactions for limited purposes, they involve certain risks which are described under Risk Factors in Options and Futures Transactions.

In connection with transactions in futures contracts, including foreign currency futures contracts and related options, the fund will be required to deposit as initial margin an amount of cash and short-term U.S. Government securities of up to 5% of the contract amount. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the futures contracts. The fund will not purchase or sell futures contracts or related options for non-hedging purposes if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for options on futures contracts for non-hedging purposes would exceed 5% of the fund's net assets. (For options which are in-the-money at the time of purchase, the amount by which the option is in-the-money is excluded from this calculation.)

The fund may purchase and sell options and futures on foreign securities and currencies held in its portfolio when, in the opinion of the adviser, the investment characteristics of such options and contracts are acceptable. It is expected that risks related to those transactions will not differ materially from risks related to options and futures on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. Also, options and futures markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

In addition to the options strategies described previously, the fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying security or currency, with the options having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same security or currency. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously. Accordingly, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases by greater than if the fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if the fund holds, on a security-for-security or currency-for-currency basis, an option on the same security or currency with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the fund, if the fund segregates cash or high-grade, short-term debt obligations equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds, on a security-for-security or currency-for-currency basis, a put option on the same security or currency with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or high-grade short-term debt obligations equal to the difference).

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

The use of options and futures for hedging may involve certain special risks. Options and futures transactions involve costs and may result in losses. Options and futures transactions involve certain special risks, including the risk that the fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that the adviser may not forecast market or interest rate movements correctly.

The effective use of options and futures strategies is dependent on, among other things, the fund's ability to terminate options and futures positions at times when the adviser deems it desirable to do so. Although the fund will enter into an option or futures contract position only if the adviser believes that a liquid secondary market exists for such an option or futures contract, there is no assurance the fund will be able to effect closing transactions at any particular time or at any acceptable price. The fund generally expects that its option and futures contract transactions may purchase and sell options in the over-the-counter market. The fund's ability to terminate option positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. However, the fund will engage in these transactions only if, in the opinion of the adviser, the pricing mechanism and liquidity of the over-the-counter market are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

The use of options and futures strategies also involve the risk of imperfect correlation between movements in

GAAF-4
options and futures contracts prices and movements in the prices of securities or currencies which are the subject of the hedge. The successful use of these strategies further depends on the ability of the adviser to forecast market or interest rate movements correctly.

The securities exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the fund and other clients of the adviser may be considered to be such a group. These position limits may restrict the fund's ability to sell options on a particular security.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the adviser such transactions are consistent with the fund's investment objectives and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offset some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit to the fund. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written before the option's expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction cost) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the fund.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as margin, or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

                                                                          GAAF-5

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the fund's options strategies depends on the ability of the adviser to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on the adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.


When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the options expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.


The effective use of options also depends on the fund's ability to terminate option positions at times when the adviser deems it desirable to do so. Although the fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.


If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.


A market may at times find it necessary to impose restriction on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualification imposed by the market or the Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, a holder of such a put option could lose its entire investment in the prohibition remained in effect until the put option's expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.


Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.


FUTURES CONTRACTS AND RELATED OPTIONS


A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade, known as contract markets, approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.


Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in

GAAF-6
most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a future contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called variation margin, to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time before their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write call and put options on futures contracts enter into closing transactions with respect to such options to terminate existing positions. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase call options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. With respect to long positions assumed by the fund, the fund will establish a segregated asset account with its custodian, and will deposit into it an amount of cash and other assets permitted by CFTC regulations. The fund does not intend to leverage the futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the adviser's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if the fund has hedged against possibility of decline in the values of its investments and the values of its investments increased instead, the fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. The fund may have to sell investments at a time when it may not be advantageous to do so in order to meet margin requirements.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on the futures contract itself would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an

                                                                          GAAF-7
option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen event might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.


To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out a position will be subject to development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following:


1.  there may be insufficient trading interest in certain contracts or options;

2. restrictions may be imposed by an exchange on opening transactions or closing transactions or both;

3. trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;

4. unusual or unforeseen circumstances may interrupt normal operations on an exchange;

5. the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or

6. one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. If the fund invests in tax-exempt securities issued by a governmental entity, the fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the adviser, price movements in treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject to the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to the adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect tax-exempt securities held in its portfolio, and the prices of the fund's tax-exempt securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

The fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The adviser may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging), and to protect the value of specific portfolio positions (position hedging.)

The fund may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the fund contracts to purchase or sell the security and the settlement date, or to lock in the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For this purpose, the fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (forward contracts) and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

GAAF-8

For transaction hedging purposes, the fund may also purchase exchange-listed and over-the counter call and put options on foreign currency futures contracts and on foreign currencies.



The fund may engage in position hedging to protect against the decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the fund expects to buy, when the fund holds cash reserves and short-term investments). For position hedging purposes, the fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis. In addition, as part of its position hedging strategies, the fund may engage in the forward contract, futures contract and options transactions described previously using a currency different from that in which the portfolio securities are denominated (cross-hedging) if the adviser believes that the U.S. dollar value of the currency used in cross-hedging will fall or rise, as the case may be, whenever there is a decrease or increase, respectively, in the U.S. dollar value of the currency in which the portfolio securities are denominated.


Hedging transactions involve costs and may result in losses. The fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies, as well as to increase current return. The fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

LENDING OF SECURITIES


The fund may make secured loans of its portfolio securities amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities lent. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved. The fund will not loan its portfolio securities to the adviser, the sub-adviser or an affiliate thereof.


FORWARD COMMITMENTS

The fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the fund (a) holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price or (b) enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced purchase commitments, the exact price and estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities, and include a risk of loss if the value of the security to be purchased declines in value before the settlement date. This risk is in addition to the risk of decline in value of the fund's other assets. Where the fund purchases forward commitments through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, the fund may dispose of a commitment before settlement if the adviser deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS


The fund may enter into repurchase agreements with respect to the amount of its total assets (taken at current value) specified in the SAI. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to re-sell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. The Board of Directors or its delegate will evaluate the creditworthiness of all entities with which the fund proposes to enter into repurchase agreements. Repurchase agreements may also be viewed as loans


                                                                          GAAF-9
made by the fund which are collateralized by the securities subject to the repurchase. The adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


INVESTMENT RESTRICTIONS

The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the Investment Company Act of 1940, as amended (1940 Act) as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.


2. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by restriction 1. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with the writing of put or call options and collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.


3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options on financial futures contracts.


4. Make short sales of securities or maintain a short sale position unless, at all times it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.


5. Underwrite securities issued by other persons except to the extent that, in connection with disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

6. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

7. Purchase or sell commodities or commodity contracts, except that the fund may write and purchase options on financial futures contracts.

8. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its assets.

9. Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities (U.S. Government obligations).

10. Acquire more than 10% of the voting securities of any issuer.

11. Invest more than 25% of the value of its total assets in any one industry.

12. Invest in the securities of other investment companies, except as they may be acquired as part of a merger of consolidation or acquisition of assets.

13. Invest more than 5% of its net assets in securities restricted as to resale.

14. Make investments for the purpose of gaining control of a company's management.

GAAF-10

15. Issue any class of securities which is senior to the fund's stock. (For purposes of this restriction, collateral arrangements with respect to the writing of options are not deemed to be the issuance of a senior security).

The following two restrictions are not fundamental, and the fund does not presently intend:

1. To invest in (a) securities which at the time of such investment are not readily marketable, (b) restricted securities and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund's total assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b) and (c).

2. To invest in equity securities for which market quotations are not readily available if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to U.S. Government obligations. (Debt securities having equity features are not considered equity securities for purposes of this restriction.)

Although the provisions of fundamental investment restrictions 1, 2 and 4 permit the fund to engage in certain practices to a limited extent, the fund does not have any present intention of engaging in such practices.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The adviser is responsible for decisions to buy and sell securities for the fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.


The adviser currently provides investment advice to a number of other clients. See Management of the Funds -- Investment Adviser in the General Prospectus Disclosure to the Prospectus and Investment Adviser and Sub-Advisers in the General SAI Disclosure for the 11 funds. It will be the practice of the adviser to allocate purchase and sale transactions among the fund and others whose assets are managed in such manner as is deemed equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund. Portfolio securities are not purchased from or sold to the adviser or any affiliated person (as defined in the 1940 Act) of the adviser.



In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the


                                                                         GAAF-11
fund will review regularly the reasonableness of commission and other transaction costs incurred from time to time, and, in that connection, will receive reports from the adviser and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the advisers by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the adviser regards as a useful supplement of its own internal research capabilities. The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the adviser's clients; in addition, the adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2001, the adviser directed transactions totaling approximately $168,791,161 million to these brokers and paid commissions of approximately $268,849 in connection with these transactions. The Global Asset Allocation Fund commissions were $459,537 in 2000 and $549,583 in 2001. Research services furnished by brokers are used for the benefit of all the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser by any amount that might be attributable to the value of such services. The aggregate amount of brokerage commissions paid by the fund during 2001 was 550,648, for 2000 it was $469,785, and for 1999 it was $620,471.



Under the sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser may perform some, or substantially all, of the investment advisory services required by the fund, even though the adviser remains primarily responsible for investment decisions affecting the fund. The sub-adviser will follow the same procedures and policies which are followed by the adviser as described previously. The sub-adviser currently provides investment advice to a number of other clients.


GAAF-12

GENERAL SAI DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION


(Note: this is uniform information for the 11 funds. See each fund's Statement of Additional Information (SAI) for information specific to that fund.)


THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISER AND SUB-ADVISERS


INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated. Prior to May 1, 2002, Delaware Lincoln Investment Advisers (DLIA) and Vantage Investment Advisers
(VIA) advised the funds. On or about May 1, 2002, DLIA and VIA, which, like DMC, are series of DMBT and part of the same investment advisory firm, transferred each of its rights and obligations under advisory agreements with the funds to DMC. The transfers, as described above, will not affect the investment personnel responsible for managing the funds' investments or any other aspect of the funds' operations.



DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the SEC as an investment adviser and has acted as an investment adviser to mutual funds for over sixty years.


During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services. If total expenses of the funds (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the adviser will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the adviser to each fund.

ADVISORY FEES PAID BY THE FUNDS


                                                             2001               2000                1999
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                       $2,914,057         $ 4,181,027         $ 2,417,737

Bond Fund                                                     1,920,922           1,398,198           1,552,439

Capital Appreciation Fund                                     9,649,668          14,625,745           9,051,341

Equity-Income Fund                                            5,969,794           6,138,123           7,394,087

Global Asset Allocation Fund                                  2,498,600           3,114,714           3,493,557

Growth and Income Fund                                        9,893,475          13,042,839          13,910,486

International Fund                                            2,925,794           3,489,925           3,998,445

Managed Fund                                                  2,686,898           3,040,221           3,376,216

Money Market Fund                                             1,428,840           1,012,883             859,855

Social Awareness Fund                                         4,581,293           5,748,045           6,167,750

Special Opportunities Fund                                    2,144,808           2,113,992           2,868,328


                                                                           GSD-1

Under an Advisory Agreement with each fund, the adviser provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The adviser, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the adviser will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the advisory agreement for each fund. Lincoln National Life Insurance Company (Lincoln Life) has paid the organizational expenses of all the funds. The rates of compensation to the adviser is set forth in the General Prospectus Disclosure to the Prospectus.



SUB-ADVISERS. As adviser, DMC is primarily responsible for investment decisions affecting each of the funds under its management. However, DMC has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISER                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam Investment Management,    .50 of 1% of the first $250 million; .45 of 1% of the
                                   LLC (Putnam)                     excess over $250 million
                                   One Post Office Square
                                   Boston, MA 02109

  Capital Appreciation             Janus Capital Management LLC     .55 of 1% of the first $100 million; .50 of 1% of the next
                                   (Janus)                          $400 million; and .45 of 1% of the excess over
                                   100 Fillmore Street              $500 million
                                   Denver, CO 80206

  Equity-Income                    Fidelity Management &            .48 of 1%
                                   Research Co. (FMR)
                                   82 Devonshire Street
                                   Boston, MA 02109

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of the excess over $400 million

  Growth and Income                Goldman Sachs                    .1333 of 1%
                                   Asset Management (GSAM),
                                   a division of
                                   Goldman, Sachs & Co.
                                   32 Old Slip,
                                   17th floor
                                   New York, NY 10005

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd. (DIAL)                      $200 million; and .35 of 1% of the excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE


GSD-2

On or about April 1, 2002, Janus Capital Corporation (Janus Capital) transfered substantially all of its assets, liabilities and business to Janus, a newly created subsidiary. As part of this reorganization, Janus suceeded to Janus Capital's investment adviser registration with the SEC. Janus is a majority-owned direct subsidiary of Janus Capital and an indirect subsidiary of Stilwell Financial, Inc. As of April 1, 2002, Stilwell owned approximately 92% of the outstanding voting stock of Janus Capital, with certain Janus Capital employees owning the remaining shares. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses.



FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, as amended (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



FMR has entered into a Sub-Sub-Advisory Agreement with FMRC to permit FMR to delegate discretionary management of the Equity-Income Fund's investments to FMRC. FMR will pay FMRC a monthly fee equal to 50% of the management fee DMC will be obligated to pay FMR under its Sub-Advisory Agreement. FMRC is a wholly-owned subsidiary of FMR.


GSAM, a separate business unit of the Investment Management Division (IMD), a division of Goldman Sachs, was established September 1, 1999. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.



Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investments Trust. Putnam Investments Trust is a holding company, which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.



DIAL, is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., which is an indirect wholly-owned subsidiary of LNC. DIAL serves as investment manager to the international and global funds in the Delaware Investments Family of Funds, as well as the International Fund. DIAL also provides investment management services to large institutional clients such as pension plans, foundations and endowments. DIAL is registered as an investment adviser with the SEC and is regulated in the conduct of it business by the Financial Services Authority in the U.K.



During the last three years, sub-advisers received the following amounts for investment sub-advisory services. DMC, not the fund, pays all sub-advisory fees owed.


SUB-ADVISORY FEES PAID BY THE ADVISER


                                                             2001               2000                  1999
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $1,926,571            $2,860,413            $1,637,988
Bond Fund                                                        N/A                   N/A                   N/A
Capital Appreciation Fund                                  6,306,156             9,638,694             5,545,764
Equity-Income Fund                                         3,930,008             4,039,518             5,268,247
Global Asset Allocation Fund                               1,536,819             1,929,604             2,296,989
Growth and Income Fund                                     6,209,829             8,282,611             9,501,504
International Fund                                         1,600,111             1,898,905             2,200,556
Managed Fund                                                     N/A             1,017,457             1,269,452
Money Market Fund                                                N/A                   N/A                   N/A
Social Awareness Fund                                            N/A             3,450,006             4,013,362
Special Opportunities Fund                                       N/A             1,024,476             1,706,577


--------------------------------------------------------------------------------

                                                                           GSD-3

SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.


In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Goldman Sachs with the Growth and Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.

GSD-4

DIRECTORS AND OFFICERS


The Boards of Directors oversee the management of each fund and elect its officers. The directors have the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The directors hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the directors and executive officers of the funds is set forth below. Directors that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Directors." Directors who are not interested persons are referred to as Independent Directors.



As used in the General SAI Disclosure, the term "Fund Complex" includes the eleven Lincoln National Funds and Lincoln National Variable Annuity Fund A.



INTERESTED DIRECTORS*


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER *             Chairman, President    Chairman since August      Vice President, The Lincoln        12
1300 S. Clinton Street           and Director           1995; President and        National Life Insurance
Fort Wayne, IN 46802                                    Director                   Company. Vice President,
DOB: 07/25/52                                           since November 1994.       Lincoln Retirement Services
                                                                                   Company, LLC.
BARBARA S. KOWALCZYK *           Director               Director                   Senior Vice President,             12
Centre Square, West Tower                               since November 1993.       Corporate Planning and
1500 Market St., Suite 3900                                                        Development, Lincoln National
Philadelphia, PA 19102                                                             Corporation (insurance holding
DOB: 04/07/51                                                                      company).


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
KELLY D. CLEVENGER *             Lincoln Retirement
1300 S. Clinton Street           Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52

BARBARA S. KOWALCZYK *           Lincoln National
Centre Square, West Tower        Management Corporation;
1500 Market St., Suite 3900      The Lincoln National Life
Philadelphia, PA 19102           Insurance Company; Lincoln
DOB: 04/07/51                    Financial Group
                                 Foundation, Inc.;
                                 Lincoln Life and Annuity
                                 Company of New York;
                                 Lincoln National U.K. PLC
                                 (financial services
                                 company).



  * Kelly D. Clevenger, currently Chairman and President of the funds, is an interested person of the funds by reason of his being an officer of Lincoln Life. Barbara S. Kowalczyk, a director of the funds, is an interested person of the funds by reason of her being a Senior Vice President of Lincoln National Corporation.

INDEPENDENT DIRECTORS


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH                   Director               Director                   Retired; formerly Associate        12
1300 S. Clinton Street                                  since December 1981.       Vice President, Investments,
Fort Wayne, IN 46802                                                               Northwestern University.
DOB: 06/09/33
NANCY L. FRISBY                  Director               Director                   Vice President and Chief           12
1300 S. Clinton Street                                  since April 1992.          Financial Officer, Desoto
Fort Wayne, IN 46802                                                               Memorial Hospital; formerly
DOB: 11/10/41                                                                      Chief Financial Officer,
                                                                                   Bascom Palmer Eye Institute,
                                                                                   University of Miami School of
                                                                                   Medicine; formerly Vice
                                                                                   President and Chief Financial
                                                                                   Officer, St. Joseph Medical
                                                                                   Center, Inc.
KENNETH G. STELLA                Director               Director                   President, Indiana Hospital &      12
1300 S. Clinton Street                                  since February 1998.       Health Association.
Fort Wayne, IN 46802
DOB: 08/20/43


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
JOHN B. BORSCH                   N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
NANCY L. FRISBY                  N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
KENNETH G. STELLA                First National Bank &
1300 S. Clinton Street           Trust of Kokomo.
Fort Wayne, IN 46802
DOB: 08/20/43


                                                                           GSD-5

OFFICERS WHO ARE NOT DIRECTORS


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
FREDERICK J. CRAWFORD            Vice President and     Vice President and         Vice President and Treasurer,     N/A
Centre Square, West Tower        Treasurer              Treasurer                  Lincoln National Corporation;
1500 Market St., Suite 3900                             since January 2001.        formerly President and Market
Philadelphia, PA 19102                                                             Manager, Greater Cincinnati
DOB: 08/03/63                                                                      Region Bank One, N.A.
CYNTHIA A. ROSE                  Secretary              Secretary                  Secretary, Assistant Vice         N/A
1300 South Clinton Street                               since February 1995.       President, The Lincoln
Fort Wayne, IN 46802                                                               National Life Insurance
DOB: 04/24/54                                                                      Company; formerly Assistant
                                                                                   Secretary, Lincoln National
                                                                                   Corporation.
ERIC C. JONES                    Second Vice President  Second Vice President      Second Vice President, The        N/A
1300 S. Clinton Street           and Chief Accounting   since May 2001 and Chief   Lincoln National Life
Fort Wayne, IN 46802             Officer since May      Accounting Officer since   Insurance Company.
DOB: 01/20/61                    2001, Assistant Vice   May 1997.
                                 President and Chief
                                 Accounting Officer
                                 since May 1999, Chief
                                 Accounting Officer
                                 since May 1997.
STEVEN M. KLUEVER                Second Vice President  Second Vice President      Second Vice President, The        N/A
1300 S. Clinton Street                                  since August 1999;         Lincoln National Life
Fort Wayne, IN 46802                                    Assistant Vice President   Insurance Company.
DOB: 08/04/62                                           since August 1997.


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
FREDERICK J. CRAWFORD            N/A
Centre Square, West Tower
1500 Market St., Suite 3900
Philadelphia, PA 19102
DOB: 08/03/63
CYNTHIA A. ROSE                  N/A
1300 South Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
ERIC C. JONES                    N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/20/61
STEVEN M. KLUEVER                N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 08/04/62



BOARD COMMITTEES



The Board of Directors for each of the funds has established an Audit Committee, which is responsible for overseeing the fund's financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board. The Audit Committee will assist and act as a liaison with each of the Board of Directors in fulfilling the Board's responsibility to shareholders of the fund and others relating to oversight of fund accounting, the fund's system of control, the fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the fund. The members of the Audit Committee include all of the independent directors: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. There were two Audit Committee meetings held during 2001. The Board does not have a valuation or nominating committee.



OWNERSHIP OF SECURITIES



As of December 31, 2001, the directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each of the funds. For the year ended December 31, 2001, the dollar range of equity securities owned beneficially by each director in the funds and in any registered investment companies overseen by the directors within the same family of investment companies as the funds is as follows:



INTERESTED DIRECTORS



                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                      BY DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS  COMPANIES
--------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger    International Fund -- $1 - $10,000              $10,001 - $50,000
                      Aggressive Growth Fund -- $1 - $10,000
Barbara S. Kowalczyk  None                                            None


GSD-6

INDEPENDENT DIRECTORS



                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                      BY DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS  COMPANIES
--------------------------------------------------------------------------------------------------------------------
John B. Borsch        Lincoln National Variable Annuity Fund A --     $10,001 - $50,000
                      $10,001 - $50,000
Nancy Frisby          Aggressive Growth Fund -- $10,001 - $50,000     Over $100,000
                      Capital Appreciation Fund -- $50,001 -
                      $100,000
                      Growth and Income Fund -- $10,001 - $50,000
                      Managed Fund -- $10,001 - $50,000
                      Social Awareness Fund -- $10,001 - $50,000
Kenneth G. Stella     None                                            None



BOARD APPROVAL OF ADVISORY CONTRACTS



In connection with the approval or re-approval of each fund's advisory agreement and sub-advisory agreement, if applicable, the directors of the fund, including those directors who are not "interested persons" of the fund, the adviser or any sub-adviser (as the term is defined in the 1940 Act), requested and received from the adviser and any sub-adviser, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the fund, the directors took into account principally the nature, quality and extent of the services performed by the adviser and any sub-adviser, in relation to fees received under the agreements. Thus, the directors considered the personnel, technical resources, operations and investment management capabilities, methodologies and performance of the adviser and any sub-adviser. The directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the adviser and any sub-adviser of providing the services, and the profitability of the advisory organization's relationship with the fund. In addition, the directors considered the brokerage services received by the fund. These factors were considered by the directors at large, and also were considered by the independent directors meeting separately. Based on this review, it was the judgement of the directors and the independent directors that approval or re-approval of the agreements was in the interests of the fund and its shareholders/contract owners.


                                                                           GSD-7


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUNDS
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
Director                                      $1,621                                              $19,452
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY
Director                                       1,564                                              18,769
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA
Director                                       1,058                                              12,694
----------------------------------------------------------------------------------------------------------------------------


* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS

The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's adviser and sub-adviser, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's adviser and sub-adviser.


FUND EXPENSES



Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's Board of Directors who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.



DESCRIPTION OF SHARES



The authorized capital stock of each fund consist of shares of common stock, $0.01 par value. Each fund sells its shares of common stock to Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY), 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802. Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts. LNY owns 5% of the Money Market Fund. Lincoln Life owns more than 25% of each fund. As the principal shareholder of each fund, Lincoln Life may be deemed to be a control person, as that term is defined under the 1940 Act. Lincoln Life is an Indiana corporation and is a wholly owned subsidiary of LNC. As stated in the Prospectuses for the variable accounts, Lincoln Life and LNY provide to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life and LNY will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life or LNY for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result, Lincoln Life or LNY determined it is permitted to vote fund shares in its own right, it may elect to do so.


All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to

GSD-8
one vote and each fractional share is entitled to a proportionate fractional vote on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.



When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. In that event, the holders of the remaining shares so voting will not be able to elect any Directors. Shares may be redeemed as set forth under Purchase and Redemption of Fund Shares in the General Prospectus Disclosure.



The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings.


STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION


Because of their different investment objectives and portfolio management philosophies, many of the funds engage to varying degrees in strategic portfolio transactions in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.



DERIVATIVE TRANSACTIONS


    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of the funds' SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.


There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized


                                                                           GSD-9
mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities, see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.


    B.  Risk factors commonly associated with derivative transactions.


       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list.


       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.


       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity or will be subject to regulation from unanticipated sources.


       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.


       SETTLEMENT RISK between two counterparties is the risk that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received or the risk that technical difficulties may interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.


       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.


       Some of these risks may be present in each type of transaction, while others may pertain only to certain ones. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.


    C.  Varying usage of derivative transactions


       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the fund's SAI.


    D.  Increased government scrutiny


       Derivative transactions are coming under increased scrutiny by Congress and industry regulators, such as the SEC and the Office of the Comptroller of the Currency, and by self-regulatory agencies such as the National Association of Securities Dealers (NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life, LNY, and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.


GSD-10

CASH ENHANCEMENT TRANSACTIONS



Cash enhancement transactions also involve certain risks to the fund. These risks are discussed more fully in each fund's SAI.


    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.


       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities, including the fund, to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser, to any sub-adviser, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



    B.  Repurchase and Reverse Repurchase Transactions



        1. REPURCHASE TRANSACTIONS (REPOS) From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.


           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.


        2. REVERSE REPURCHASE TRANSACTIONS (REVERSE REPOS) A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the seller of some of its portfolio securities, subject to buying them back at a set price and date.



           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.


RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.


OPTIONS TRADING


A fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on The Nasdaq Stock Market, Inc., or on national securities exchanges. Currently, options are traded on numerous securities and indices including, without limitation, S&P 100 Index, S&P 500 Index and the NYSE Beta Index.


Put and call options are generally short-term contracts with durations of nine months or less. The investment adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or

                                                                          GSD-11
other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the fund in writing options is that the investment adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON


A fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. A fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment adviser anticipates declining security prices. Similarly, if security prices are expected to rise, a fund may purchase a futures contract or a call option thereon.



A fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in a fund's portfolio or which a fund intends to purchase. A fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, a fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.



The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment adviser could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The funds intend to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income Funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.



Successful use of futures contracts by a fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities.


GSD-12

For example, if a fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The selling of futures contracts by a fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment adviser.



The hours of trading of futures contracts may not conform to the hours during which a fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.



A fund's successful use of futures contracts and options thereon depends upon the ability of its investment adviser to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit a fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although a fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.


LENDING OF PORTFOLIO SECURITIES


A fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the adviser to be creditworthy.

RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


A fund may make short-term investments in repurchase agreements. The difference between the purchase price to a fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of a fund or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized, and the collateral for each transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.



Similarly, a fund will enter into reverse repurchase agreements only with parties that the adviser or sub-adviser deems creditworthy. While a reverse repurchase agreement is outstanding, the fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.


FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in

                                                                          GSD-13
currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. A fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for a fund to obtain or to enforce a judgment against the issuers of these securities. The adviser or sub-adviser will take all these factors into consideration in managing a fund's foreign investments.



The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which a fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.


FOREIGN CURRENCIES

When an adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's adviser or sub-adviser may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.


For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the adviser or sub-adviser believes that a particular currency may decline relative to the U.S. dollar, a fund may also enter into contracts to sell that currency (up to the value of a fund's assets denominated in or exposed to that currency) in exchange for another currency that the adviser or sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.



These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the adviser


GSD-14
or sub-adviser's projection of future exchange rates is inaccurate. Refer to previously discussed section: Strategic Portfolio Transactions -- Additional Information.


VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.


However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in each fund's SAI. See the General Prospectus Disclosure for the 11 funds for information about how to obtain a copy of a fund's SAI.


CUSTODIAN


All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103.



The custodian shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the funds proxies, proxy statements, etc.



Lincoln Life performs the dividend and transfer functions for each fund.


INDEPENDENT AUDITORS


Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2001 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.


FINANCIAL STATEMENTS


The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 2001 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (454-6265).


BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely

                                                                          GSD-15
to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).


A -- 1 This designation indicates that the degree of safety regarding timely payment is very strong.


A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

GSD-16

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.


Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example, those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).



Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore, they may involve more risk than other government obligations.


TAXES


Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.



Each fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.



Since the only shareholders of the funds will be Lincoln Life and LNY, no discussion is stated herein as to the federal income tax consequences at the shareholder level.


The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

DERIVATIVE TRANSACTIONS-DEFINITIONS


The SAI for each fund and this General SAI Disclosure discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the General SAI Disclosure:



OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding


                                                                          GSD-17
option contract by entering into an offsetting transaction known as a closing transaction. As a result, the fund would either pay out or receive a cash settlement, as further discussed on the following pages.



CURRENCY OPTION. Discussed below.



FIXED-INCOME OPTION. An option based on a fixed-income security, such as a corporate or government bond.



INDEX OPTION. An option based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.



STOCK (EQUITY) OPTION. An option based on the shares of stock of a particular company.



OPTION ON A FUTURES CONTRACT. Discussed below.


SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.


EQUITY SWAP. A swap which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.



INTEREST RATE SWAP. A swap in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).


RELATED TRANSACTIONS TO INTEREST RATE SWAPS:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.


INTEREST RATE FUTURES (AND OPTIONS THEREON). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.


STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

GSD-18

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

                                                                          GSD-19

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GSD-20

PART C - OTHER INFORMATION

     Item 23. Exhibits:

          (a) - Articles of Incorporation are incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement.

          (b) - By-Laws are incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement.

          (c) - Certificate is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement.

          (d)1. - Advisory Agreement between Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company), and Lincoln National Global Asset Allocation Fund, Inc. (formerly Lincoln National Putnam Master Fund, Inc.) dated May 31, 1987 is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement.

             2.  - Sub-Advisory Agreement between Lincoln Investment
                   Management, Inc. (formerly Lincoln National Investment Management Company) and Putnam Investment Management, LLC (formerly The Putnam Management Company, Inc.) dated
                   June 8, 1987 is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement.

             3.  - Assumption Agreement Investment Advisory Agreement dated
                   December 31, 2000 between Lincoln Investment Management,
                   Inc. and Delaware Lincoln Investment Advisers is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 3, 2001.

             4.  - Assumption Agreement Investment Sub-Advisory Agreement dated
                   December 31, 2000 between Lincoln Investment Management, Inc. and Delaware Lincoln Investment Advisers is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 3, 2001.

              5. - Form of Inter-Series Transfer Agreement Investment Advisory
                   Agreement between Delaware Lincoln Investment Advisers
                   (DLIA) and Delaware Management Company (DMC) effective
                   May 1, 2002.

              6. - Form of Inter-Series Transfer Agreement Investment
                   Sub-Advisory Agreement between Delaware Lincoln Investment Advisers (DLIA) and Delaware Management Company (DMC) effective May 1, 2002.

          (e)1.  - NA

             2.  - Specimen Agents Contract is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement.

          (f)    - NA

          (g) - Form of Custody Agreement between Mellon Bank, N.A. and Lincoln National Global Asset Allocation Fund, Inc.

          (h)1.  - Fund Participation Agreement

                   a. Amended and Restated Fund Participation Agreement between
                      Lincoln National Life Insurance Company and Lincoln National Global Asset Allocation Fund, Inc.

                   b. Amended and Restated Fund Participation Agreement between
                      Lincoln Life & Annuity Company of New York and Lincoln National Global Asset Allocation Fund, Inc.

             2.  - Trade Name Agreement is incorporated herein by reference to
                   Post-Effective Amendment No. 13 to this Registration
                   Statement.

             3.  - Services Agreement between Delaware Management Holdings,
                   Inc., Delaware Service Company, Inc., Lincoln National Global Asset Allocation Fund, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.

          (i) - Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement.

          (j)    - Consent of Ernst & Young LLP, Independent Auditors

          (k)    - NA

          (l) - Investment Letter is incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement.

          (m)    - NA

          (n)    - NA

          (o)    - NA

          (p)1. - Code of Ethics, Lincoln National Global Asset Allocation Fund, Inc. is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 3, 2001.

             2.  - Code of Ethics, Delaware Management Business Trust (DMBT) is
                   incorporated herein by reference to Post-Effective
                   Amendment No. 17 to this Registration Statement filed on April 3, 2001.

             3.  - Code of Ethics, Putnam Investment Management, LLC (Putnam)
                   is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 3, 2001.

          (q)1. - Power of Attorney, Kenneth G. Stella is incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 16, 1999.

             2.  - Power of Attorney, John B. Borsch Jr. is incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 16, 1999.

             3.  - Power of Attorney, Barbara S. Kowalczyk is incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 16, 1999.

             4.  - Power of Attorney, Nancy L. Frisby is incorporated
                   herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 16, 1999.

             5.  - Power of Attorney, Eric C. Jones is incorporated
                   herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 16, 1999.

             6.  - Power of Attorney, Frederick J. Crawford is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 3, 2001.

             7.  - Power of Attorney, Kelly D. Clevenger is incorporated herein by reference to Post-Effective Amendment No. 15 to this Registration Statement filed on April 16, 1999.

          (r) - Organizational Chart is incorporated herein by reference to Pre-Effective Amendment No. 1 (File Number 333-73532) filed on February 8, 2001.


Item 24. Persons Controlled by or Under Common Control with Registrant

     See "Management of the Funds" and "Purchase and Redemption of Fund Shares" in the General Prospectus Disclosure forming Part A of this Registration Statement and "Investment Adviser and Sub-Advisers" in the General Statement of Additional Information Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Fund are Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Accounts
     C, N, Q, and W; for its Flexible Premium Variable Life Accounts K, M, R and S; and for its Separate Account 53 and Lincoln Life & Annuity Company of New York (LNY) for its Flexible Premium Variable Life Account M; for its Variable Annuities Separate Account N; and for its Flexible Premium Variable Life Separate Accounts R and S.

     No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 23.(r) to this Registration Statement.


Item 25. Indemnification

     As permitted by Section 17(h) and 17(i) of the Investment Company Act of 1940 (1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Investment Advisory Agreement (Exhibit (d)1. to the Registration Statement) limits the liability of DMC to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser

     Information pertaining to any business and other connections of Registrant's investment adviser, DMC, is hereby incorporated by reference from the section captioned "Management of the Fund" in the General Prospectus Disclosure forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Advisers" in the General Statement of Additional Information Disclosure forming
     Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business Trust's (DMBT's) Form ADV filed separately with the Securities and Exchange Commission (File No. 801-32108). Information pertaining to any business and other connections of Registrant's sub-adviser, Putnam Investment Management, LLC. (Putnam) is incorporated by reference from the section of the Fund's Prospectus captioned "Investment Adviser and Portfolio Manager," the section of the General Statement of Additional Information Disclosure captioned "Investment Adviser and Sub-Advisers," and Item 7 of Part II of Putnam's Form ADV filed separately with the Securities and Exchange Commission (File No. 801-7974).

     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DMC and Putnam are hereby incorporated by reference, respectively, from Schedules A and D of DMBT's Form ADV and from Schedules A and D of Putnam's Form ADV.


Item 27. Principal Underwriters

     Not applicable.


Item 28. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (Lincoln
     Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802; the investment adviser, Delaware Management Company (formerly Delaware Lincoln Investment Advisers), One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 and sub-adviser Putnam Investment Management, LLC, One Post Office Square, Boston, Massachusetts 02109;
     and the Fund's custodian, Mellon Bank, 1735 Market Street, Suite #1735, Philadelphia, Pennsylvania 19103. Also, accounts, books, and other documents are maintained by Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 pursuant to an accounting services agreement with the Fund.


Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

(a) Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and the State of Indiana on the 2nd day of April, 2002.


                                        LINCOLN NATIONAL
                                        GLOBAL ASSET ALLOCATION FUND, INC.

                                        By:  /s/ Kelly D. Clevenger
                                             -------------------------
                                             Kelly D. Clevenger
                                             President


(b) Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in their capacities indicated on April 2, 2002.



SIGNATURE                               TITLE
---------                               -----
/s/ Kelly D. Clevenger                  Chairman of the Board,
-----------------------------------     President and Director
Kelly D. Clevenger                      (Principal Executive Officer)

     *                                  Director
-----------------------------------
John B. Borsch, Jr.


     *                                  Director
-----------------------------------
Kenneth G. Stella


     *                                  Director
-----------------------------------
Barbara S. Kowalczyk


     *                                  Director
-----------------------------------
Nancy L. Frisby


     *                                  Chief Accounting Officer
-----------------------------------     (Principal Accounting Officer)
Eric C. Jones


     **                                 Vice President and Treasurer
-----------------------------------     (Principal Financial Officer)
Frederick J. Crawford


*By /s/ Steven M. Kluever               Pursuant to a Power of Attorney filed
-----------------------------------     with Post-Effective Amendment No. 15 to
Steven M. Kluever                       the Registration Statement.



**By /s/ Steven M. Kluever              Pursuant to a Power of Attorney filed
-----------------------------------     with Post-Effective Amendment No. 17 to
Steven M. Kluever                       the Registration Statement.


                                  EXHIBIT INDEX


(d)5. Form of Inter-Series Transfer Agreement Investment Advisory Agreement effective May 1, 2002.

   6. Form of Inter-Series Transfer Agreement Investment Sub-Advisory Agreement effective May 1, 2002.

(g)         Form of Custody Agreement

(h)1.a.     Amended and Restated Fund Participation Agreement

b.          Amended and Restated Fund Participation Agreement

(j)         Consent of Ernst & Young LLP, Independent Auditors dated March 29,
            2002.